SCHEDULE 14A
                   INFORMATION REQUIRED IN PROXY STATEMENT

                          SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a)
                   of the Securities Exchange Act of 1934

                               (Amendment No.)


Filed by the Registrant                       [ ]
Filed by a party other than the Registrant    [ ]
Check the appropriate box:
   [ ]   Preliminary Proxy Statement
   [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
   [X]   Definitive Proxy Statement
   [ ]   Definitive Additional Materials
   [ ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         MERCHANTS BANCSHARES, INC.
---------------------------------------------------------------------------
              (Name of Registrant as Specified in Its Charter)


---------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


   Payment of Filing Fee (Check the appropriate box):
   [X]   No fee required
   [ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.
         (1)   Title of each class of securities to which transaction applies:

               ------------------------------------------------------------
         (2)   Aggregate number of securities to which transaction applies:

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         (3)   Per unit price or other underlying value of transaction
               computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

            ---------------------------------------------------------------
         (4)   Proposed maximum aggregate value of transaction:

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         (5)   Total fee paid:

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   [ ]   Fee paid previously with preliminary materials.
   [ ]   Check box if any part of the fee is offset as provided by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         (1)   Amount previously paid:

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         (2)   Form, Schedule or Registration Statement No.:

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         (4)   Date Filed:

            ---------------------------------------------------------------

                         MERCHANTS BANCSHARES, INC.

                             164 College Street
                          Burlington, Vermont 05401
                               (802) 658-3400

                  NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           To Be Held May 1, 2001

      Notice is hereby given that the Annual Meeting of Shareholders of Merchants Bancshares, Inc., a Delaware corporation (the "Company"), will be held at the Clarion Hotel & Conference Center, 1117 Williston Road, South Burlington, Vermont, on Tuesday, May 1, 2001, at 10 a.m. for the following purposes:

      1. To elect four Directors of the Company, three of whom will serve for a three-year term, and one of whom will serve for a one-year term; and

      2. To transact any other business which may properly come before the meeting or any adjournment thereof.

      The close of business on March 9, 2001, has been fixed as the record date for determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. The By-laws of the Company require that the holders of a majority in interest of all stock issued, outstanding and entitled to vote be present in person or represented by proxy at the Annual Meeting in order to constitute a quorum for the transaction of business.

                           By order of the Board of Directors,


                           /s/ Raymond C. Pecor, Jr.    Joseph L. Boutin
                               ---------------------    -------------------
                               Raymond C. Pecor, Jr.    Joseph L. Boutin
                               Chairman of the          President and
                               Board of Directors       Chief Executive Officer


Burlington, Vermont
March 27, 2001


                               PROXY STATEMENT
                         MERCHANTS BANCSHARES, INC.
                             164 College Street
                          Burlington Vermont 05401

                       ANNUAL MEETING OF SHAREHOLDERS
                                 May 1, 2001

                             GENERAL INFORMATION

      This Proxy Statement is furnished in connection with the solicitation of proxies to be used at the Annual Meeting of Shareholders of Merchants Bancshares, Inc. (the "Company"), to be held on May 1, 2001, and at any adjournments thereof. The Board of Directors of the Company has fixed March 9, 2001, as the record date for determining those shareholders of the Company entitled to receive notice of, and to vote at, the Annual Meeting. Only shareholders of record at the close of business on March 9, 2001, will be entitled to vote at the Annual Meeting. This Proxy Statement and the accompanying proxy card are first being mailed or given to holders of common stock, par value $0.01 per share, of the Company (the "Common Stock"), on or about March 27, 2001.

      Proxies in the form enclosed are solicited by the Board of Directors of the Company. Any such proxy, if received in time for voting and not revoked, will be voted at the Annual Meeting in accordance with the instructions of the shareholder on the proxy card. If no instructions are given on the proxy card, the proxy will be voted FOR the election, as directors of the Company, of the nominees named within. At present, management knows of no additional matters to be presented at the Annual Meeting, but if other matters are presented, the persons named in the proxy card and acting thereunder will vote or refrain from voting in accordance with their best judgment pursuant to the discretionary authority conferred by the proxy.

      A proxy may be revoked at any time prior to its exercise (i) by submitting a written notice, addressed to Patti J. White, Secretary of the Company, at the principal office of the Company, revoking such proxy, or
(ii) in open meeting prior to the taking of a vote. Any shareholder of the Company entitled to vote at the Annual Meeting may attend the Annual Meeting and vote in person on any matter presented for a vote to the shareholders of the Company at the Annual Meeting, whether or not such shareholder has previously given a proxy.

      Solicitation of proxies will be made initially by mail. Proxies may also be solicited personally, by telephone or by facsimile transmission by the directors, officers and other employees of the Company or of the Company's bank subsidiary, Merchants Bank (the "Bank"). The Company will bear all costs and expenses incurred in connection with this solicitation, including the cost of printing and mailing these proxy materials and the expenses, charges and fees of brokers, custodians, nominees and other fiduciaries who, at the request of the management of the Company, mail material to or otherwise communicate with the beneficial owners of the shares of the Common Stock held of record by such brokers, custodians, nominees or other fiduciaries.

      Written notice of the results of the voting at the Annual Meeting or adjournments thereof will not be mailed to shareholders, but will be available upon request, without charge. The Company maintains its principal administrative offices at 275 Kennedy Drive, South Burlington, Vermont 05403, and its telephone number is (802) 658-3400.

      As of March 9, 2001, the record date for the Annual Meeting, there were 4,095,679 shares of the Common Stock outstanding, with all of those shares entitled to vote at the Annual Meeting. Fractional shares are not entitled to be voted, but each full share of the Common Stock entitles the holder thereof to one vote on all matters properly brought before the Annual Meeting. At present, the Common Stock is the only class of capital stock of the Company that is issued and outstanding.

      The following table provides information regarding persons or organizations known by the Company to be the beneficial owners of more than five percent (5.00%) of the outstanding shares of the Common Stock as of March 9, 2001.


                                   Amount and Nature
Name of Beneficial                   of Beneficial       Percent of       Notes of
Owner                                Ownership (1)          Class       Explanation
-----------------------------------------------------------------------------------

General Educational Fund, Inc.          503,790            12.30%           (2)

Merchants Bank 401(k) Employee          364,064             8.89%           (3)
 Stock Ownership Plan

Charles A. Davis                        277,508             6.78%           (4)

Wellington Management                   216,300             5.28%
 Company, LLP

--------------------

<F1>  In accordance with Rule 13d-3 under the Securities Exchange Act of
      1934, shares of Common Stock are shown as beneficially owned if the person named in the table has or shares the power to vote or to direct the voting of, or the power to dispose or to direct the disposition of, such shares. Inclusion of shares in the table does not necessarily mean that the persons named have any economic or voting interest in shares set opposite their respective names.
<F2>  The General Educational Fund, Inc., (the "Fund") located at 164
      College Street, Burlington, Vermont was established in perpetuity in 1918 for the purpose of providing financial assistance to full-time students attending institutions of higher education. The Board of Trustees of the General Education Fund consists of the following individuals, who also serve the Company and/or the Bank in the capacities as indicated: Joseph L. Boutin, President, Chief Executive Officer and a Director of the Company and the Bank, Michael R. Tuttle, Executive Vice President of the Bank and Geoffrey R. Hesslink, a Vice President of the Bank. The number of shares indicated above does not include shares of Common Stock owned by the Trustees individually. See "Security Ownership of Certain Beneficial Owners and Management " for this information.
<F3>  While participants in the Bank's 401(k) Employee Stock Ownership Plan
      (the "401(k) Plan") have the right to designate how shares allocated to their respective accounts are to be voted, the Plan Administration Committee of the 401(k) Plan is authorized to vote the shares for which no such designation is made by participants.
<F4>  Includes (i) 4,785 shares held in trust for Mr. Davis' two minor sons; (ii) 1,219 shares held directly by Mr. Davis' two minor sons;
      (iii) 10,525 shares held by Mr. Davis as trustee of the Charles and Marna Davis Foundation and (iv) 9,776 shares owned by Mr. Davis' wife, Marna Davis.

                            ELECTION OF DIRECTORS
                             (Proposal Number 1)

      The By-laws of the Company stipulate that the business and affairs of the Company are to be managed by a Board of Directors, which shall consist of not less than nine nor more than twenty-one individuals divided into three classes as nearly equal in size as possible.

      At a meeting held on January 18, 2001, the Board of Directors of the Company (the "Company Board") unanimously voted to fix the number of directors at nine, and to introduce for adoption at the Annual Meeting the following resolution:

RESOLVED:    That Jeffrey L. Davis, Raymond C. Pecor, Jr. and Patrick S.
             Robins be elected to serve as Class II directors of Merchants
             Bancshares, Inc., each for a three year term expiring on the date of the Annual Meeting of Shareholders in 2004, and until their successors are duly elected and qualified in accordance with the By-laws of the Company. Further resolved that Michael
             G. Furlong be elected to serve as a Class III director of Merchants Bancshares, Inc. for a one-year term expiring on the date of the Annual Meeting of Shareholders in 2002, and until his successor is duly elected and qualified in accordance with the By-laws of the Company.

Nominees for Directors of the Company

      The following table sets forth the names and addresses of the four nominees for election to the Company Board, their principal occupations, ages and periods of service as directors of the Company. Information regarding their ownership of shares of the Common Stock as of March 9, 2001, may be found at "Security Ownership of Certain Beneficial Owners and Management". The Class II Nominees have each been nominated for a three-year term expiring on the date of the Company's annual meeting of shareholders in 2004. The Class III nominee has been nominated for a one-year term expiring on the date of the Annual Meeting of Shareholders in the year 2002. The Board has proposed that Michael G. Furlong be moved to Class III to more evenly divide membership in the classes, in accordance with the By-laws of the Company.


                                                     Principal                        Director of
Class             Name              Age             Occupation                        Company Since
---------------------------------------------------------------------------------------------------

II        Jeffrey L. Davis          48      President                                     1993
                                            J.L. Davis, Inc.
                                            Burlington, VT

III       Michael G. Furlong        50      Attorney,                                     1991
                                            Sheehey Furlong Rendall & Behm P.C.
                                            Burlington, VT

II        Raymond C. Pecor, Jr.     61      Chairman,                                     1984
                                            Lake Champlain Transportation Company
                                            Burlington, VT

II        Patrick S. Robins         62      Treasurer,                                    1984
                                            Symquest Group, Inc.
                                            South Burlington, VT (1)

Jeffrey L. Davis

      Jeffrey L. Davis has served as a director of the Company and the Bank since 1993. He is President of J.L. Davis, Inc., a Burlington, Vermont based construction and development firm, and President of Taft Corners Associates, a Williston based development firm. He is a trustee of Merchants Trust Company and a past President of the Vermont Special Olympics.

Michael G. Furlong

      Michael G. Furlong has served as a director of the Company and Bank since 1991. He is President of the Burlington, Vermont, law firm of Sheehey Furlong Rendall & Behm P.C., and he is a former president of the Chittenden County Bar Association. He is a trustee of Merchants Trust Company, a director of Wake Robin Corporation and has served on the Boards of several Vermont nonprofit organizations. Mr. Furlong is a graduate of Middlebury College and Cornell Law School.

Raymond C. Pecor, Jr.

      Raymond C. Pecor, Jr. has served as Chairman of the Board of Directors of the Company since July 1996 and has been a director of the Company since 1984 and a director of the Bank since 1978. He is the President of the Lake Champlain Transportation Company, and has entrepreneurial interests in other companies and developments, including the Vermont Expos and Ottawa Lynx Professional Baseball teams. He is a trustee of Merchants Trust Company and a director of Champlain College, Burlington, Vermont.

Patrick S. Robins

      Patrick S. Robins has served as a director of the Company since 1984 and a director of the Bank since 1974. He is Treasurer of Symquest Group, Inc., a company specializing in computer education and services and facsimile and copier machine services. He is a trustee of Merchants Trust Company and a director of Lake Champlain Transportation Company.

      If, at the time of the Annual Meeting, any of the nominees should be unable to serve or should decline to serve, the discretionary authority provided in the proxies may be exercised to vote for a substitute or substitutes, who would be designated by the Company Board, and would be elected to the same class or classes as the nominees for whom they are substituted. Neither the By-laws of the Company nor applicable law restrict the nomination of other individuals to serve as directors, and any shareholder present at the Annual Meeting may nominate another candidate. Unless authority to do so has been withheld or limited in the proxy, it is the intention of the persons named in the proxy to vote the shares represented by the proxy against any other candidates.

      An affirmative vote of a majority of the shares of the Common Stock represented in person or by proxy at the Annual Meeting is necessary for the election of the individuals named above. There is no cumulative voting in elections of directors of the Company. Unless otherwise specified, proxies will be voted in favor of the four nominees described above.

      The Company Board recommends that the shareholders vote "FOR" the election of each of Jeffrey L. Davis, Michael G. Furlong, Raymond C. Pecor, Jr., and Patrick S. Robins.

Continuing Directors

      The following table sets forth certain information about those Directors of the Company whose terms of office do not expire at the Annual Meeting and who consequently are not nominees for re-election at the Annual Meeting.


                                                                                                     Term of
                                                       Principal               Director of the     Office Will
Class              Name              Age              Occupation                Company Since        Expire
--------------------------------------------------------------------------------------------------------------

 I        Joseph L. Boutin           53      President & CEO                        1994              2003
                                             of the Company and the Bank
                                             Burlington, VT

 I        Charles A. Davis           51      President and COO                      1985              2003
                                             Marsh & McLennan Capital Inc.
                                             Greenwich, CT (1)

 I        Peter A. Bouyea            53      Consultant to Baking Industry          1994              2003
                                             South Burlington, VT

 III      Leo O'Brien, Jr.           70      Partner - Vice President,              1984              2002
                                             O'Brien Brothers Agency, Inc.
                                             South Burlington, VT

 III      Robert A. Skiff, Ph.D.     59      Headmaster,                            1984              2002
                                             Vermont Commons School
                                             Burlington, VT (2)

--------------------

<F1>  Mr. Davis became President and Chief Executive Officer of Marsh &
      McLennan Capital, Inc. in 1999. Prior to that time, he was a Senior Director and former partner of Goldman Sachs & Company.
<F2>  Dr. Skiff became Headmaster of the Vermont Commons School in
      Burlington, Vermont, in July 1997. Prior to that time, Dr. Skiff served as President of Champlain College for 15 years.

      Except as indicated above, each Director has been employed during the past five years in his respective position.

Bank Directors

      All of the above-named Directors of the Company except Charles A. Davis are also Directors of the Bank. In addition to the above-named Directors, Lorilee A. Lawton and Carole A. Ziter are also Directors of the Bank. Ms. Lawton, who is 53 years old, is a majority owner of Red Hed Supply, Inc., a wholesaler of underground pipeline materials, located in Burlington, Vermont. Ms. Ziter, who is 58 years old, is President of Sweet Energy, a mail order food company, located in Burlington, Vermont. Shareholders of the Company will not be voting on Directors of the Bank at the Annual Meeting.

Other Information About the Board and its Committees

Attendance of Directors

      During 2000 five meetings of the Company Board were held. The following Director of the Company attended fewer than seventy-five percent of the meetings of the Company Board: Charles A. Davis.

Compensation of Directors

      During 2000 Directors of the Company, who were not also officers of the Company, were paid a quarterly retainer of $1,000. In addition, Directors received an attendance fee for every meeting attended of $500, unless the Company Board meeting was held simultaneously with a regular meeting of the Board of Directors of the Bank (the "Bank Board"), in which case the fee applicable to Company Board meeting attendance was $250.

      During 2000 all Bank directors, who were not also officers of the Bank, were paid a $4,000 annual retainer, payable in quarterly installments, plus $500 for each Bank Board meeting attended. Committee members were paid $250 for each committee meeting attended, unless the Committee meeting was held simultaneously with a regular meeting of the Bank Board, in which case the fee applicable to committee meeting attendance was $125.

      In 1997 the Company Board and the shareholders of the Company voted to adopt the Merchants Bancshares, Inc. 1996 Compensation Plan for Non-Employee Directors. The plan permits non-employee directors of both the Company and the Bank to defer receipt of their annual retainer and meeting fees by receiving those fees in the form of restricted shares of the Company's common stock. If a participating Director elects to have all or a specified percentage of his or her compensation for a given year deferred in shares of common stock, that Director is credited with a number of shares of common stock equal in value up to 125% of the amount deferred. The Company Board regards the additional 25% as a "risk premium", taking into account such Director's commitment to the value of common stock over the deferral period, as well as the risk of forfeiture under certain circumstances.

Committees of The Boards of Directors

      The Bank Board has designated the following committees, all of which also serve as the committees of the Company Board: an Audit Committee, a Compensation Committee, and the Shareholder Value Committee, each of whose composition and objectives are as described below.

Audit Committee:

      The primary function of the Audit Committee is to promote quality and reliable financial reporting and adequate and effective internal controls for the Company and its subsidiaries, including the Bank. The Audit Committee is responsible for establishing and maintaining adequate, independent and objective internal and external audit and loan review functions and promoting the effective identification and management of risks throughout the organization.

      The Audit Committee revised their charter in June 2000 to reflect new regulatory guidance, which charter was reviewed and approved by the Audit Committee on December 15, 2000. The Audit Committee Charter is attached hereto as Exhibit I to this proxy statement. The Audit Committee consists of four members: Peter A. Bouyea, Chair, Jeffrey L. Davis, Lorilee A. Lawton and Patrick S. Robins. Each member of the Audit Committee is an "independent" director as defined in Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards. The Audit Committee meets with the Company's auditors and principal financial personnel to review quarterly financial results and the results of the annual audit. The Audit Committee also reviews the scope of, and establishes fees for, audit and nonpublic-audit services performed by the independent accountants, reviews the independence of the independent accountants and the adequacy and effectiveness of the Company's internal accounting controls. The Audit Committee held five meetings in fiscal year 2000.

Compensation Committee:

      The Compensation Committee is responsible for establishing the compensation of the Company's and the Bank's directors, officers and employees, including salaries, bonuses, commissions, benefit plans, the grant of options and other forms of, or matters relating to, compensation.

      During 2000, two meetings of the Compensation Committee were held. The Compensation Committee consists of the following non-employee members of the Bank Board: Michael G. Furlong, Chair, Leo O'Brien, Jr., Robert A. Skiff and Carole A. Ziter.

Shareholder Value Committee:

      The function of the Shareholder Value Committee is to consider and make recommendations to the Company Board on proposals which effect the value of shareholders' investment in Common Stock.

      During 2000, three meetings of the Shareholder Value Committee were held. The Shareholder Value Committee consists of the following non-employee members of the Company Board: Raymond C. Pecor, Jr., Chair, Peter
A. Bouyea, Charles A. Davis, Leo O'Brien, Jr. and one employee member - Joseph L. Boutin.

Compensation of Principal Officers

      Compensation of principal officers is paid by the Bank. The following table sets forth aggregate compensation paid by the Bank over the past three calendar years to the most highly compensated principal officers of the Company or the Bank whose salary and bonus for 2000 exceeded $100,000 ("Named Principal Officers").

                         Summary Compensation Table


                                                                            Long-Term Compensation
                                                                            ----------------------
                                                                              Awards       Payouts
                                                                            ----------     -------
                                             Annual Compensation            Securities                     All
       Name and Principal             ---------------------------------     Underlying      LTIP          Other
            Position                  Year      Salary         Bonus         Options       Payouts     Compensation
       ------------------             ----      ------         -----        ----------     -------     -----------

Joseph L. Boutin
President, and Director               2000     $199,992     $      -(1)            0          0         $14,814(3)
 of the Company and Bank              1999     $199,992     $113,740          39,309          0         $15,002
                                      1998     $199,992     $      0          13,618          0         $14,974

Michael R. Tuttle
Executive Vice-President of           2000     $140,005     $ 46,202(2)            0          0         $14,564(3)
 the Bank                             1999     $140,005     $ 79,618          26,566          0         $12,715
                                      1998     $130,000     $      0           8,852          0         $14,564

Thomas R. Havers
Senior Vice-President of the Bank     2000     $110,011     $ 36,304(2)        4,544          0         $14,568(3)
                                      1999     $110,011     $ 62,557           7,247          0         $14,621
                                      1998     $100,872     $ 75,000           6,809          0         $14,571

Thomas S. Leavitt
Senior Vice-President of the Bank     2000     $105,019     $ 56,747(2)            0          0         $14,340(3)
                                      1999     $107,745     $ 53,564           7,247          0         $14,306
                                      1998     $100,006     $ 50,375           6,809          0         $12,261

Janet P. Spitler
Treasurer of the Company              2000     $ 90,002     $ 33,002(2)          139          0         $12,756(3)
 and Bank                             1999     $ 92,598     $ 51,183           6,212          0         $14,126
                                      1998     $ 85,010     $ 63,757           5,788          0         $ 8,717

--------------------

<F1>  Mr. Boutin's bonus for 2000 will be determined and paid in April
      2001.
<F2>  Bonuses for 2000 performance were determined and paid to Messrs.
      Tuttle, Havers, Leavitt and Ms. Spitler in March 2001.
<F3>  Contributions made by the Bank on behalf of Messrs. Boutin, Tuttle,
      Havers, Leavitt and Ms. Spitler pursuant to the 401(k) Plan were $14,400, $14,400, $14,400, $14,273 and $12,707 respectively, for
      2000.

Option Grants in Last Fiscal Year

      The following table provides information regarding stock options granted to the Named Principal Officers in 2000. Each of the individuals who were granted stock options during 2000 were granted those options pursuant to the terms of employment agreements between those individuals and the Company and the Bank. See "Employment Agreements."


                                      Individual Grants (1)
                     --------------------------------------------------------
                                       % of                                          Potential Realizable
                                      Total                                            Value at Assumed
                     Number of       Options         Total                           Annual Rates of Stock
                     Securities     Granted to     Exercise                           Price Appreciation
                     Underlying     Employees       Or Base                             For Option Term
                      Options       In Fiscal        Price         Expiration        ---------------------
      Name            Granted          Year        ($/Share)          Date             5%          10%
----------------------------------------------------------------------------------------------------------

Thomas R. Havers       4,544           38%          $23.25       August 17, 2010     $51,638     $144,804
Janet P. Spitler         139            1%          $23.25       August 17, 2010     $ 1,580     $  4,430

--------------------

<F1>  The options become exercisable after August 17, 2002. All options are immediately exercisable if the Named Principal Officer is terminated without just cause or due to his or her disability, or in the event that any transaction occurs with respect to the Company or the Bank which results in a "change of control" of the Company or the Bank as either existed at August 17, 2000.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option
Values

      The following table shows stock option exercises by the Named Principal Officers, including the aggregate value realized upon such exercise. "Value realized upon exercise" represents the excess of the closing price of Common Stock on the date of exercise over the exercise price. In addition, this table includes the number of shares remaining unexercised underlying both "exercisable" (i.e., vested) and "unexercisable" (i.e., unvested) stock options as of December 31, 2000. Also, reported are the values of "in-the-money" options, which represent the positive spread between the exercise price of any such existing stock options and the year-end price of Common Stock of $24.25.


                                                   Number of Securities
                                                        Underlying                   Value of Unexercised
                      Shares                        Unexercised Options              In-The-Money Options
                     Acquired                       At Fiscal Year-End                At Fiscal Year-End
                        On         Value       -----------------------------     -----------------------------
      Name           Exercise     Realized     Exercisable     Unexercisable     Exercisable     Unexercisable

Joseph L. Boutin        -            -           44,168           39,309           $57,180          $44,634
Michael R. Tuttle       -            -           26,952           26,566           $61,810          $29,580
Thomas R. Havers        -            -           19,579           11,791           $46,875                -
Thomas S. Leavitt       -            -           19,579            7,247           $44,375                -
Janet P. Spitler        -            -            8,288            6,351                 -                -

Retirement Benefits


      Pension Plan Table
      Estimated Annual Retirement Benefit for Specified Years of Credited Service
      ---------------------------------------------------------------------------
      Annual Compensation       20          30          40
      ----------------------------------------------------

           $ 50,000           $15,456     $23,184     $25,684
           $ 75,000           $25,336     $38,004     $41,754
           $100,000           $35,336     $53,004     $58,004
           $125,000           $45,336     $68,004     $74,254
           $150,000           $55,336     $83,004     $90,504
           $175,000           $55,336     $83,004     $90,504
           $200,000           $55,336     $83,004     $90,504
           $225,000           $55,336     $83,004     $90,504
           $250,000           $55,336     $83,004     $90,504
           $275,000           $55,336     $83,004     $90,504
           $300,000           $55,336     $83,004     $90,504
           $325,000           $55,336     $83,004     $90,504

      The above table shows the estimated annual retirement benefits payable upon retirement to persons in a specified compensation and years of credited service classification. The assumptions are: that they retire at age 65 during 2000, that each member's final average compensation is equal to his or her annual compensation, provided that, if annual compensation exceeds $150,000, for illustration purposes, the final average compensation has been set equal to $150,000; and that they elect a straight life annuity form of payment. In 1994 the Company froze the plan beginning on January 1, 1995. In 1995 the plan was curtailed. No additional years of service or age will accrue under the plan. The retirement benefits listed in the table take into consideration the Social Security offset amount which is based on the law in effect on January 1, 1994, and assumes an employee earned the annual compensation listed on the table for the calendar year 1994. The maximum annual benefit limitations as set forth in the plan and under
Section 415 of the Internal Revenue Service Code have also been accounted for in the table.

      Mr. Havers is the only Named Principal Officer entitled to a benefit under the plan. For purposes of this table, Mr. Havers had 26 years of benefit service with the Bank as of December 31, 2000.

Executive Officers of the Company and the Bank

      The names and ages of the Executive Officers of the Company and the Bank and each Executive Officer's position with the Company or the Bank are listed below.


                                                    Positions of Officers with the
       Name            Age                             Company and/or the Bank
-------------------------------------------------------------------------------------------------------

Joseph L. Boutin       53      President and Chief Executive Officer of the Company and the Bank
Michael R. Tuttle      45      Executive Vice President and Chief Operating Officer of the Bank
Thomas R. Havers       51      Senior Vice President of the Bank, Operating and Administrative Division
                                Manager
Thomas S. Leavitt      42      Senior Vice President of the Bank, Sales Division Manager
William R. Heaslip     56      President and Chief Executive Officer of Merchants Trust Company
Janet P. Spitler       41      Treasurer of the Company and Bank, Chief Financial Officer of the Bank
Zoe P. Erdman          44      Senior Vice President of the Bank, Credit Division Manager

      Mr. Tuttle has been employed by the Bank as Executive Vice President since February 1995. In August 1997, Mr. Tuttle became Chief Operating Officer of the Bank. Mr. Havers has been Senior Vice President of the Bank since 1990 and has been employed by the Bank since 1971. Mr. Leavitt has been Senior Vice President of the Bank since February 1996. Mr. Heaslip has been the President of the Merchants Trust Company since December 1995. Since December 1995, Ms. Spitler has been the Treasurer of the Bank and the Company. In August 1997, she became Chief Financial Officer of the Bank, with whom she has been employed since 1990. In November 1998, Ms. Erdman became a Senior Vice President of the Bank, with whom she has been employed since October 1997. Except as indicated above, each Executive Officer has been employed during the past five years in his or her respective position.

Compensation Committee Report

      The Compensation Committee represents both the Company and the Bank and consists of four directors who are not officers or employees of the Company or the Bank; Michael G. Furlong, Chair, Leo O'Brien, Robert A. Skiff, each a director of the Company and the Bank, and Carole A. Ziter, a director of the Bank.

      The Compensation Committee's primary responsibilities are to provide independent review and oversight and promote corporate accountability for executive compensation, adopt performance and base compensation policies for executive management and employees, adopt incentive plans, and to provide oversight of company benefit programs.

      Decisions on compensation of the Company's and the Bank's Executive Officers generally are made by the Compensation Committee. All decisions by the Compensation Committee relating to the compensation of the Company's and the Bank's Executive Officers are reviewed by each of the full Company and Bank Boards. Pursuant to rules of the Securities and Exchange Commission, set forth below is a report prepared by the Company's and the Bank's Board Compensation Committee addressing the Company's and the Bank's compensation policies for 2000 as they affected Mr. Boutin, the Company's Chief Executive Officer, and the other Executive Officers.

      Compensation Policies Toward Executive Officers. The Company's and the Bank's compensation program for Named Executive Officers consists primarily of two elements, base salary and specific bonuses based on the achievement of defined corporate objectives. The Compensation Committee's executive compensation policies are and will be further designed to provide competitive levels of compensation that integrate pay with the Company's annual and long-term performance goals, reward above average corporate performance, recognize individual initiative and achievements, and assist the Company in attracting and retaining qualified executives. Levels of executive compensation are set at levels that the Compensation Committee believes to be consistent with others in the Bank's industry.

      The Compensation Committee also endorses the position that stock ownership by management and stock-based performance compensation arrangements are beneficial in aligning management and shareholders' interests in the enhancement of shareholder value. Thus, the Committee has and will further incorporate these elements in designing the compensation packages of the Company's Named Executive Officers.

      Relationship of Performance Under Compensation Plans. The Company's compensation policy with respect to Named Executive Officers is administered by the Compensation Committee of the Board of Directors of the Company and the Bank. The two key elements of this policy are base salary and the Company's Annual Bonus Plan.

      Each Named Executive Officer's annual performance review serves as the basis for making adjustments to base salary. Individual performance evaluations are closely tied to achievement of short as well as long term goals and objectives, individual initiative, team-building skills, level of responsibility and above-average corporate performance. Base salary is keyed to the median of a peer group of regional commercial banks as established from time to time by the Compensation Committee.

      In addition to the base compensation, the Company has a bonus plan to reward executive officers for accomplishing financial objectives set annually by the Committee. Bonuses were paid out to executive officers for 2000 performance. See "Summary Compensation Table".

      Long Term Incentive/Stock Option Plan. The Long Term Incentive/Stock Option Plan (the "Stock Option Plan") permits the Compensation Committee to grant stock options to key personnel. Under the Stock Option Plan, each year, subject to certain limits, a participating Executive Officer receives stock options, subject to specified limits, with a "value" equal to 50% of his or her base salary. The "value" of the options to be granted will be determined using a widely accepted financial model which determines the value of stock options. The exercise price of the options will be determined annually, by the Company Board, and will be no less than fair market value as of the date of the grant.

      CEO Compensation:

      Mr. Boutin serves the Company and the Bank pursuant to an employment agreement, dated January 1, 2001, which provides for his employment as President and Chief Executive Officer of the Company and Bank through December 31, 2003. The terms of Mr. Boutin's contract were negotiated at arms-length. Mr. Boutin's base salary is $210,000 per year through calendar year 2003. See "Employment Agreements."

      Employment Agreements:

      Certain of the Named Executive Officers have entered into Employment Agreements with the Company and the Bank. These agreements specify the terms of employment and are discussed below, under the section entitled, "Employment Agreements".

                    Members of the Compensation Committee
                          Michael G. Furlong, Chair
                          Leo O'Brien, Jr.
                          Robert A. Skiff
                          Carole A. Ziter

Employment Agreements

      Messrs. Boutin, Tuttle, Havers, Heaslip, Leavitt and Ms. Spitler and Erdman have entered into Employment Agreements with the Company and the Bank, each dated January 1, 2001, and each containing substantially identical terms, other than positions, duties and salaries. These Employment Agreements contain standard terms and conditions typically found in employment agreements for comparable executives, including those terms discussed in this paragraph. Under their Employment Agreements, each of these executive officers is employed for a three-year term ending on December 31, 2003, renewable thereafter for successive one-year terms, unless the Company notifies these individuals that their employment will terminate on December 31, 2003. Notwithstanding the foregoing, however, if the executive officer is terminated without "just cause" (as defined in their agreements) or the executive officer resigns for "good reason" (as defined in these agreements), in each case prior to the completion of the term of the Employment Agreement, the Bank has agreed to pay in one lump sum such executive officer's salary for one year from the date of termination. Executive officers are also eligible under the terms of the Employment Agreements to receive bonuses based upon the achievement of certain corporate objectives. Additionally the Employment Agreements provide for specific grants of stock options under the Company's Long Term Incentive/Stock Option Plan.

Related Party Transactions

      As described below under "Compensation Committee Interlocks and Insider Participation," the Bank engages in banking transactions with directors and officers of the Company, and with their associates.

      The Bank obtained legal services during 2000, and anticipates obtaining such services during 2001, from the firm of Sheehey Furlong Rendall & Behm P.C., of which Michael G. Furlong is a principal member. Mr. Furlong is a Director of the Company and the Bank and Chairman of the Compensation Committee. Fees paid to Mr. Furlong's firm by the Bank for services and expenses in 2000 aggregated $59,255.

      During 2000, the Bank purchased computer equipment and project management services, on a competitive basis, from SymQuest Group, Inc. valued at $103,925. Patrick S. Robins, who is Treasurer of SymQuest Group, Inc., is a Director of the Company and the Bank and a member of the Audit Committee.

      The Bank employed the services of Direct Results, Inc., a marketing firm, during 2000. The principal shareholder of Direct Results, Inc. is the husband of Carole Ziter, a Director of the Bank and a member of the Compensation Committee. Fees paid to Direct Results, Inc. for services and expenses rendered during 2000 totaled $8,351.

Compensation Committee Interlocks and Insider Participation

      During 2000, the Compensation Committee included Michael G. Furlong, Chairman, Leo O'Brien, Jr., Robert A. Skiff and Carole A. Ziter, all independent, non-employee Directors of either the Company and/or the Bank.

Performance Graph

      A comparison of five-year cumulative total return to shareholders of the Company to a group of bank holding companies selected by the Company, and to the NASDAQ market index is indicated below. Data is shown both in tabular format and in the following graph. The peer group of bank holding companies consists of the following: Arrow Financial Corporation (AROW); Banknorth Group, Inc. (BKNG); Chittenden Corporation (CNDN); Independent Bank Corp. (INDB); Granite State Bancshares, Inc. (GSBI) and CNB Financial Corporation (CNBF).

                  COMPARE FIVE YEAR CUMULATIVE TOTAL RETURN
                      AMONG MERCHANTS BANCSHARES, INC.
                  NASDAQ MARKET INDEX AND PEER GROUP INDEX


                               [INSERT CHART]


                    ASSUMES $100 INVESTED ON JAN. 1, 1996
                         ASSUMES DIVIDEND REINVESTED
                      FISCAL YEAR ENDING DEC. 31, 2000


                                                       Fiscal Year Ending
                               -------------------------------------------------------------------
Company                         1995        1996        1997        1998        1999        2000
--------------------------------------------------------------------------------------------------

Merchants Bancshares, Inc.     $100.00     $125.83     $224.16     $178.35     $156.19     $184.75
Peer Group                     $100.00     $120.67     $208.73     $196.14     $164.76     $185.20
Broad Market                   $100.00     $124.27     $152.00     $214.39     $378.12     $237.66

Security Ownership of Certain Beneficial Owners and Management

      The following table sets forth information regarding the ownership of Common Stock as of March 9, 2001, by each of the Directors and executive officers, including the Named Executive Officers, of the Company and the Bank and the Directors and executive officers of the Company and the Bank as a group.


                                    Amount and Nature of
         Name                      Beneficial Ownership(1)    Percent of Class
------------------------------------------------------------------------------

Joseph L. Boutin         (a)(d)          590,908(2)                14.4%
Peter A. Bouyea             (a)           62,826(3)                 1.5%
Charles A. Davis            (b)          277,509(4) (5)             6.8%
Jeffrey Davis               (a)           20,838(3) (5)             *
Zoe P. Erdman               (e)            1,048                    *
Michael G. Furlong          (a)            4,562(5)                 *
Thomas R. Havers            (d)           41,666(6)                 1.0%
William R. Heaslip          (f)           21,412(7)                 *
Lorilee A. Lawton           (c)            4,270(3)                 *
Thomas S. Leavitt           (d)           25,352(8)                 *
Leo O'Brien, Jr.            (a)           23,716(5)                 *
Raymond C. Pecor, Jr.       (a)          141,926(3) (5)             3.5%
Patrick S. Robins           (a)           28,678(3) (5)             *
Robert A. Skiff, Ph.D.      (a)            2,275(5)                 *
Janet P. Spitler            (d)          165,387(9)                 4.0%
Michael R. Tuttle           (d)          546,034(10)               13.3%
Carole A. Ziter             (c)            3,532(3)                 *

Directors and Executive
Officers as a Group                    1,458,149(11)               35.6%

--------------------

*     Shareholdings represent less than 1.00% of class
(a)   Designates Director of the Company and the Bank
(b)   Designates Director of the Company only
(c)   Designates Director of the Bank only
(d)   Designates Named Executive Officer
(e)   Designates Executive Officer of the Bank
(f)   Designates Executive Officer of the Trust Company

NOTES:
<F1>  In accordance with Rule 13d-3 under the Securities Exchange Act of
      1934, shares of Common Stock are shown as beneficially owned if the person named in the table has or shares the power to vote or direct the voting of, or the power to dispose or to direct the disposition of, such shares. Inclusion of shares in the table does not necessarily mean that the persons named have any economic or voting interest in shares set opposite their respective names.
<F2>  Includes 503,790 shares held by the General Educational Fund, Inc.
      (the "Fund"). Mr. Boutin is a trustee of the Fund and as such may be deemed to beneficially own all shares held by the Fund. Mr. Boutin disclaims beneficial ownership of all such shares held by the Fund. Also includes 44,168 shares, which Mr. Boutin may acquire pursuant to the exercise of certain vested stock options.
<F3>  Does not include shares which Messrs. Bouyea, J. Davis, Pecor, Robins and Ms. Ziter and Lawton have the right to receive on a deferred basis five years from the date of the deferment. The shares will be issued to participants pursuant to agreements made by the Bank in connection with the establishment of the 1996 Compensation Plan for Nonpublic-Employee Directors. See "Compensation of Directors". See also Note 9 with respect to the voting of these shares.
<F4>  Includes 4,785 shares held in trust for Mr. Davis' two minor sons,
      1,219 shares held directly by Mr. Davis' two minor sons, 10,525 shares held by Mr. Davis as trustee of the Charles and Marna Davis Foundation and 9,776 shares owned by Mr. Davis' wife, Marna Davis.
<F5>  Does not include shares which Messrs. J. Davis, Bouyea, Furlong,
      O'Brien, Pecor, Robins and Skiff have the right to receive on a deferred basis. The shares will be issued to participants pursuant to agreements made by the Bank in connection with the termination of the Bank's former deferred compensation plan for Directors in December 1995. See Note 9 with respect to the voting of these shares.
<F6>  Does not include shares which Mr. Havers has the right to receive on a deferred basis. These shares will be issued to Mr. Havers pursuant to agreements made by the Bank in connection with the termination of the Bank's Executive Salary Continuation Plan in December 1995. Includes 19,579 shares, which Mr. Havers may acquire pursuant to the exercise of certain vested stock options.
<F7>  Includes 18,849 shares, which Mr. Heaslip may acquire pursuant to the exercise of certain vested stock options.
<F8>  Includes 19,579 shares, which Mr. Leavitt may acquire pursuant to the exercise of certain vested stock options.
<F9>  Includes 154,077 shares held in various trusts related to the 1996
      Compensation Plan for Nonpublic-Employee Directors, which is active, and the Bank's former Deferred Compensation Plan for Directors and the Executive Salary Continuation Plan, both of which were terminated in December 1995. Ms Spitler has the power to vote these shares on behalf of the Company and Bank. Ms. Spitler disclaims beneficial ownership of all such shares. Also includes 8,288 shares, which Ms. Spitler may acquire pursuant to the exercise of certain vested stock options.
<F10> Includes 503,790 shares held by the General Educational Fund, Inc.
      (the "Fund"). Mr. Tuttle is a trustee of the Fund and as such may be deemed to beneficially own all such shares. Mr. Tuttle disclaims beneficial ownership of all such shares held by the Fund. Also includes 26,952 shares, which Mr. Tuttle may acquire pursuant to the exercise of certain vested stock options.
<F11> Includes 503,790 shares held by the General Educational Fund, Inc.
      (the "Fund"), of which Messrs. Boutin and Tuttle are trustees and as such may be deemed to beneficially own all such shares. Includes 154,077 shares held in various trusts related to the 1996 Compensation Plan for Non-Employee Directors, which is active, and the Bank's former Deferred Compensation Plan for Directors and the Executive Salary Continuation Plan, both of which were terminated in December 1995; and 137,415 shares which named Principal Officers may acquire pursuant to the exercise of certain vested stock options.

                            --------------------

Compliance with Section 16(a) of the Securities Exchange Act of 1934

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors, and 10% shareholders to file reports of ownership (Form 3) and changes of ownership (Form 4) with respect to the Common Stock with the Securities and Exchange Commission. Executive officers, directors and principal shareholders are required to furnish the Company with copies of all Section 16(a) forms they file. Based upon a review of the filings for 2000 furnished to the Company, the Company believes all Section 16(a) filing requirements applicable to its executive officers and directors were complied with.

              RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

      The Company Board, upon the recommendation of the Audit Committee, has selected the firm of Arthur Andersen LLP, independent public accountants, as auditors of the Company for 2001. The Company has been advised by Arthur Andersen LLP that neither it nor any of its members or associates has any relationship with the Company or the Bank other than as independent auditors. Arthur Andersen LLP has served as the Company's independent auditors since 1974.

      Representatives of Arthur Andersen LLP will be present at the Annual Meeting, will have an opportunity to make any statement that they may desire to make, and will be available to answer appropriate questions from the shareholders.

                                 AUDIT FEES

      The aggregate fees billed for professional services rendered for the audit of the Company's annual financial statements for the year ended December 31, 2000, and the reviews of the financial statements included in the Company's Forms 10-Q for that year, were $132,750.

      FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLMENTATION FEES

      Arthur Andersen LLP did not render any professional services to the Company in connection with the design or implementation of financial information systems during the year ended December 31, 2000.

                               ALL OTHER FEES

      The aggregate fees billed for all other services rendered by Arthur Andersen LLP for the year ended December 31, 2000, were $72,645. These fees include tax compliance and planning services, and electronic data processing audit services.

                            AUDITOR INDEPENDENCE

      The Audit Committee has considered whether the provision of the services described under "All Other Fees" is compatible with maintaining Arthur Andersen LLP's independence.
REPORT OF THE AUDIT COMMITTEE

      The Audit Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended December 31, 2000, with the Company's management.

      The Audit Committee has discussed with Arthur Andersen LLP the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU 380).

      The Audit Committee has received the written disclosures and the letter from Arthur Andersen LLP required by Independence Standards Board Standard No. 1 ("Independent Discussions with Audit Committees") and has discussed with Arthur Andersen LLP their independence.

      Based on the review and discussions with management and the Company's independent accountants referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 and for filing with the Securities and Exchange Commission.

                                       Respectfully submitted,

                                       Peter A. Bouyea, Chairman
                                       Jeffrey L. Davis
                                       Lorilee A. Lawton
                                       Patrick S. Robins

                                OTHER MATTERS

      The Company Board knows of no additional matters which are likely to be presented for action at the Annual Meeting other than the proposal specifically set forth in the Notice and referred to herein. If any other matter properly comes before the Annual Meeting for action, it is intended that the persons named in the accompanying proxy and acting thereunder will vote or refrain from voting in accordance with their best judgment pursuant to the discretionary authority conferred by the proxy.

      SUBMISSION OF SHAREHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

      Shareholders who desire to submit proposals for the consideration of the Company's shareholders at its Annual Meeting of Shareholders in 2002, scheduled to be held on Tuesday, April 24, 2002, will be required, pursuant to a rule of the Securities and Exchange Commission, to deliver the proposal to the Company on or prior to December 2, 2001. Please forward any shareholder proposals to the Secretary of the Company at the address indicated below.

                                ANNUAL REPORT

      A copy of the Company's Annual Report on Form 10-K for the year ended December 31, 2000, which includes audited financial statements, has been mailed to all shareholders with this Proxy Statement and has been filed with the Securities and Exchange Commission. The Annual Report is not to be regarded as proxy soliciting material. Additional copies of the Annual Report may be obtained by shareholders of the Company without charge on written request to the Secretary of the Company at the address indicated below.

                         ANNUAL DISCLOSURE STATEMENT

      Pursuant to 12 CFR 350 of the rules and regulations of the Federal Deposit Insurance Corporation, a copy of Merchants Bank's Annual Disclosure Statement may be obtained without charge by contacting the person indicated below. The Annual Disclosure Statement presents the Bank's financial condition and results of operations for the fiscal years ended 1999 and 2000.

                            Merchants Bank
                            Andrew T. Kloeckner, AVP & Compliance Officer 275 Kennedy Drive
                            South Burlington, VT 05403
                            Telephone (802) 658-3400

                                       By Order of the Board of Directors,

                                       Patti J. White
                                       Secretary
                                       Merchants Bancshares, Inc.

164 College St.
Burlington, VT 05401

                                                                 APPENDIX A

                         Merchants Bancshares, Inc.
                              and Subsidiaries

                           AUDIT COMMITTEE CHARTER

                                   PURPOSE

* The primary function of the Audit Committee as delegated by the Board of Directors is to promote quality and reliable financial reporting and adequate and effective internal controls for Merchants Bancshares, Inc., and its subsidiaries. It promotes the adequacy, independence and objectivity of the internal and external audit and loan review functions and the effective identification and management of risks throughout the organization.

                                  AUTHORITY

* The Audit Committee has full authority to engage the resources necessary to fulfill its oversight responsibilities, including but not limited to:

      - Requests of regular and special audit/loan review work from internal and external auditors or other external resources.

      - Requests of all necessary resources and information from management in the performance of its responsibilities.

      - Employment of independent accounting, legal and consulting services at its discretion without prior consultation with the Board of Directors or management.

RESPONSIBILITIES AND ACTIVITIES

General:

* Discuss any significant disagreements between management and either the internal or external auditors and any scope limitations and/or lack of cooperation by management.

* Provide open avenues of communication between the internal and external auditors and the Audit Committee.

* Report Audit Committee activities, observations and recommendations periodically to the Board of Directors via meeting minutes or other means as appropriate.

Financial Reporting/Internal Controls:

* Review and discuss with management and the external auditors the content of the audited and unaudited financial statements, including:

      - the effect and quality of significant accounting principles applied and related changes including any disagreements with management over the application of accounting principles;
      -    selection of and changes in significant accounting policies;
      - the methods used to account for significant unusual transactions;
      - the process used by management in formulating particularly sensitive accounting estimates and the bases for the auditor's conclusions regarding the reasonableness of those estimates;
      - significant financial variations from the prior year and from the budget;
      - significant accounting and reporting issues and underlying judgment calls;
      - the nature and bases of significant accruals, reserves and other estimates disclosed in the financial statements;
      -    public disclosures;
      -    unrecorded audit adjustments;
      - the appropriateness of management's discussion and analysis of operations in SEC filings and consistency with the financial statements.

* Review with the external auditors, and management as necessary, interim financial statements, including the quality of the Company's accounting principles and unrecorded adjustments, before Form 10-Q filings.

* Review with the external auditors and management the business and financial reporting risks and/or control process deficiencies giving risk to any recorded or unrecorded adjustments.

* Review with management and the external auditors, as necessary, policies, procedures and practices affecting financial reporting and internal controls. Include consideration of SEC Staff Accounting Bulletin No. 99, Materiality, which reiterates that exclusive reliance on quantitative benchmarks to assess materiality in preparing financial statements and performing audits of those financial statements is inappropriate. Materiality cannot be reduced to numerical formula. Qualitative factors may cause misstatements of quantitatively small amounts to be material. Considerations include changes in trends, compliance with regulatory and contractual requirements, concealment of unlawful activity, etc.

* Review with management and the external auditors the implications of SEC Staff Accounting Bulletins, the control processes in place to comply with their requirements, and the audit approach used by the external auditors to test these control processes.

* Review with management and the external auditors the basis for the reports issued in accordance with Section 112 of the Federal Deposit Insurance Corporation Improvement Act of 1991 (FDICIA) and the resulting assessments of the adequacy of internal controls and compliance with laws and regulations.

* Review with management and the internal and external auditors the effectiveness of the company's internal control structure, including any significant control deficiencies identified from audit/loan review/risk management assessments.

* Recommend to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K or 10-KSB.

* Include a report in the annual proxy statement stating certain matters required by SEC rules (ADDENDUM 1).

Risk Management/Other:

* Review with internal auditors quarterly activities related to audit/loan review/risk management, including work performed and findings and recommendations.

* As part of risk management oversight responsibilities, review annually, or as necessary, with the Company's Compliance, Security and Insurance Officers:

      - The adequacy of the Company's processes for compliance with laws, rules and regulations; compliance with the Company's Code of Conduct; the Bank's Community Reinvestment Act program; and significant regulatory compliance matters.

      - Significant security matters, including those concerning employee dishonesty and external fraud.

      - The adequacy of the Company's bonding and casualty insurance coverage.

Internal and External Auditor Oversight:

* Review and approve annual internal audit/loan review/risk management plans, including contracts with external firms.

* Review and approve annual external auditor engagement plans, scopes and fees. The ultimate accountability of the outside auditor is to the Board of Directors and Audit Committee.

* Recommend the retention of the external auditors to the Board of Directors.

* Receive written disclosures at least annually from the external auditors regarding all relationships between the auditor and its related entities that in the auditor's professional judgement may reasonably be thought to bear on independence and confirm in its professional judgement that it is independent of the Company within the meaning of the Securities Acts. *

* Discuss the external auditor's independence with the external auditor at least annually. *

* Review and approve the appointment and remuneration of the Audit/Risk Management Director and department staffing levels.

(* =     Required of independent auditors under Independence Standards
Board (ISB) No. 1.)

MEETINGS

* Meetings will be held quarterly or as necessary. Executive sessions will be held as needed.

MEMBERSHIP

* The Audit Committee is comprised of a minimum of three and a maximum of five independent Directors who are not members of management and who are "independent" of the Company and are otherwise qualified to serve as members of the Audit Committee in accordance with the rules and regulations of the SEC and NASD. Audit Committee members will have no relationship to the company that may interfere with the exercise of their independence from management and the Company, as described in the Federal Deposit Insurance Corporation Improvement Act of 1991 (FDICIA).

* The Chairman and other members of the Audit Committee are appointed by the Chairman of the Board and ratified by the Board of Directors. Changes in membership may be made at any time at the discretion of the Chairman of the Board in consultation with the Chairman of the Audit Committee.

* The Board of Directors will review Audit Committee membership at least annually to determine if members continue to be independent and otherwise qualified to serve as members of the Audit Committee in accordance with the rules and regulations of the SEC and the Nasdaq and the FDIC Improvement Act. Disclosure is to be made in the proxy statement if a director is determined not to be independent under Nasdaq rules (ADDENDUM 2).

* All members of the Audit Committee shall have a working familiarity with basic finance and accounting practice, and at least one member of the Audit Committee shall have accounting or related financial management experience.

CHARTER

* The adequacy of this charter will be reviewed and reassessed by the Audit Committee annually and approved by the Board of Directors.

* The SEC requires that the Audit Committee Charter be published every three years in the annual meeting proxy statement.

*     BOD approval date: December 21, 2000

                         Merchants Bancshares, Inc.
                              and Subsidiaries

                           Audit Committee Charter
                               - ADDENDUM 1 -

The SEC requires proxy statements to include a report from the Audit Committee stating:

(1)   whether the audit committee has

      (a) reviewed and discussed the audited financial statements with management
      (b)   discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61(1)
      (c)   received disclosure from the auditors regarding the auditors'
            independence required by Independence Standards Board Standard No. 1,(2) and discussed with the auditors the auditors' independence

(2) whether, based upon such review and discussion, the audit committee recommended to the Board of Directors that the audited financial statements be included in the Company's Form 10-K.

The SEC rules also:

* require a company to disclose in its proxy statement whether the Board of Directors has adopted a written charter for the audit committee, and if so, to include a copy of the charter as an appendix to the Company's proxy statement at least once every three years

* require a company to disclose in its proxy statement whether audit committee members are "independent" as defined by the relevant securities exchange or Nasdaq, and disclose certain information regarding any director on the audit committee who is not "independent"

* provide a "safe harbor" for the new proxy statement disclosures to protect companies and their directors from certain liabilities under the federal securities laws

--------------------
[FN]
<F1>  SAS No. 61 requires an independent auditor to communicate to the audit committee matters related to the conduct of the audit such as the selection of and changes in significant accounting policies, the methods used to account for significant unusual transactions, the effect of significant accounting policies in controversial or emerging areas, the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor's conclusions regarding the reasonableness of those estimates, significant adjustments arising from the audit, and disagreements with management over the application of accounting principles, the basis for management's accounting estimates and the disclosures in the financial statements.
<F2>  Under ISB Standard No. 1, at least annually, an auditor must (1)
      disclose to the audit committee, in writing, all relationships between the auditor and its related entities and the company and its related entities that in the auditor's professional judgment may reasonably be thought to bear on independence; (2) confirm in the letter that, in its professional judgment, it is independent of the company within the meaning of the Securities Acts; and (3) discuss the auditor's independence with the audit committee.

                         Merchants Bancshares, Inc.
                              and Subsidiaries

                           Audit Committee Charter
                               - ADDENDUM 2 -

On December 14, 1999, the SEC approved amendments to Nasdaq's independent director and audit committee listing standards, which Nasdaq proposed in September following the recommendations of The Blue Ribbon Committee on Improving the Effectiveness of Corporate Audit Committees.

                            Independent Directors

The new rules specify the relationships that disqualify a director from being considered "independent" for purposes of serving as a member of an audit committee. A director will not be considered "independent" if he or she has:

* been employed by the corporation or its affiliates in the current or ast three years;
* accepted any compensation from the corporation or its affiliates in excess of $60,000 during the previous fiscal year (except for board service, retirement plan benefits, or non-discretionary compensation);
* an immediate family member who is, or has been in the past three years, employed by the corporation or its affiliates as an executive officer;
* been a partner, controlling shareholder or an executive officer of any for-profit business to which the corporation made, or from which is received , payments (other than those which arise solely from investments in the corporation's securities) that exceed five percent of the organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years; or
* been employed as an executive of another entity where any of the company's executives serve on that entity's compensation committee.

            Audit Committee-Structure and Membership Requirements

The new rules require that audit committees have a minimum of three members and be comprised of independent directors only. All directors must be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement. At least one director must have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background, including a current or past position as a chief executive or financial officer or other senior officer with financial oversight responsibilities.

Under exceptional and limited circumstances, however, the new rules allow one non-independent director to serve on the audit committee, provided that the board determines it to be in the best interests of the corporation and its shareholders, and the board discloses the reasons for the determination in the company's next annual proxy statement. Current employees or officers, or their immediate family members, however, are not able to serve on the audit committee under this exception.


COMMON STOCK             MERCHANTS BANCSHARES, INC.        COMMON STOCK

                Proxy Solicited by the Board of Directors for
             2000 Annual Meeting of Shareholders on May 1, 2001

The undersigned hereby appoints Andrew T. Kloeckner and Ardyce J. Cochran, and each of them, proxies, with full power of substitution, to vote at the 2000 Annual Meeting of Shareholders of MERCHANTS BANCSHARES, INC. to be held on May 1, 2001 (including adjournments or postponements thereof), with all powers the undersigned would possess if personally present, as specified on the reverse side of this ballot, on the election of directors and, in accordance with their discretion, on any other business that may come before the meeting, and revokes all proxies previously given by the undersigned with respect to shares covered hereby.

This proxy, when properly executed, will be voted in the manner directed herein by the shareholder. If no contrary specification is made, this proxy will be voted FOR the election of the nominees of the Board of Directors and upon such other business as may come before the meeting in the appointed proxies' discretion.

The undersigned hereby acknowledges receipt of a copy of the accompanying Notice of Annual Meeting of Shareholders and related Proxy Statement.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND
RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) hereon and return this proxy in the enclosed envelope, whether or not you expect to attend the meeting. You may, nevertheless, vote in person if you do attend.

NOTE: Executors, administrators, trustees, custodians, etc. should indicate the capacity in which they sign. When stock is held in the name of more than one person, each person should sign the proxy.

HAS YOUR ADDRESS CHANGED?              DO YOU HAVE ANY COMMENTS?

-----------------------------          --------------------------------

-----------------------------          --------------------------------

-----------------------------          --------------------------------

[x] PLEASE MARK AS IN THIS EXAMPLE

                         MERCHANTS BANCSHARES, INC.

                                COMMON STOCK

CONTROL NUMBER:
RECORD DATE SHARES:

The Board of Directors recommends a vote FOR the Proposal listed below.

1.    Election of Directors.
      [ ] For All Nominees    [ ] Withhold    [ ] For All Except

(01)  Jeffrey L. Davis
(02)  Michael G. Furlong
(03)  Raymond C. Pecor, Jr.
(04)  Patrick S. Robins

NOTE: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the name of the nominee. Your shares will be voted for the remaining nominee.

2. To transact any other business which may properly come before the meeting or any adjournment thereof.

                                                -----------------
 Please be sure to sign and date this Proxy.   |Date             |
 ----------------------------------------------------------------
|                                                                |
|                                                                |
|                                                                |
 ---- Shareholder sign here --------------- Co-owner sign here---

Mark box at right if an address change or comment has been
noted on the reverse side of this card.                     [ ]

Detach Card                                                       Detach Card